Summary Prospectus September 30, 2019 Trading Symbol: IMANX
Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 30, 2019 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at http://www.investaaa.com/downloads.html. You can also get this information at no cost by calling the Fund toll-free at 1-888-FUNDS-85 (1-888-386-3785) or by sending an email request to info@investaaa.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.investaaa.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-FUNDS-85 (1-888-386-3785). You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-888-FUNDS-85 (1-888-386-3785) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds that you hold through the financial intermediary, or directly with the Iman Fund.

Investment Objective
The Fund seeks growth of capital while adhering to Islamic principles.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.34%

Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs, whether or not you redeemed your shares, would be:

1 Year	3 Years	5 Years	10 Years
$136	$425	$734	$1,613

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shares held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, ended May 31, 2019, the Fund’s portfolio turnover rate was 89.4% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in common stocks and equity-related securities of domestic and foreign issuers that meet Islamic principles and whose prices the Fund’s investment advisor, Allied Asset Advisors, Inc. (the “Advisor”), anticipates will increase over the long term. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive interest income as their primary source of income. The Fund may invest in companies of all market capitalizations. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. There can be no guarantee that the Fund will achieve its investment objective.

Among the securities that meet Islamic principles, the Advisor will determine a security’s attractiveness for purchase based on a number of factors, including its anticipated value, record of earnings growth, and possible turn around, among other things. The Advisor may invest in “growth” or “value” stocks, but it anticipates that a majority of its investments will be of the growth type. The Fund may sell portfolio securities at any time when, in the Advisor’s judgment, their price has reached the intended target, their fundamentals have deteriorated, or there are better investment opportunities. The Fund normally does not invest in emerging markets securities except for those traded on U.S. exchanges.

Principal Investment Risks
The principal risks of investing in the Fund are listed below. As with any mutual fund, you may lose money by investing in the Fund. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Securities Risk: The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

Foreign Securities Risk: The Fund’s investments in securities of non-U.S. companies (“foreign securities”) involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. companies and markets are subject, including changes in foreign exchange rates. Non-U.S. markets may also be less liquid and more volatile than U.S. markets.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Management Risk: The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks, particularly in volatile stock markets. Your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s selection of the Fund’s portfolio securities. If the Advisor’s strategies do not produce the expected results, your investment could decline in value. It is possible that the Islamic principles restrictions placed on investments and reflected in the principal investment strategies may result in the Fund not performing as well as mutual funds are not subject to such restrictions.

Market Capitalization Risk: Exposure to stocks of mid and/or small capitalization companies may cause the Fund to be more vulnerable to adverse general market or economic developments because such securities may be less liquid and subject to greater price volatility than those of larger, more established companies. Stocks of mid and/or small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Such companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Market Risk: The return on and value of your investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Fund.

Operational Risk: The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Portfolio Turnover Risk: High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

Preferred Stock Risk: The equity-related securities in which the Fund invests may include preferred stocks. Preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.

Systems and Cybersecurity Risk: The Fund and the Advisor are susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the affected party to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches.

Value Stock Risk: Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level.

Performance
The following performance information indicates some of the risks of investing in the Fund by showing the variability of the Fund’s return. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average annual total return over time compared with a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.investaaa.com and by calling 1-888-FUNDS-85.
*The Fund’s calendar year-to-date return as of June 30, 2019 was 25.32%.

During the periods shown in the bar chart, the Fund’s highest quarterly return was 15.83% for the quarter ended September 30, 2010 and the lowest quarterly return was -19.04% for the quarter ended December 31, 2018.

Average Annual Total Returns for the Periods ended December 31, 2018

	1 Year	5 Years	10 Years
Iman Fund
Return Before Taxes	-6.17%	8.48%	12.33%
Return After Taxes on Distributions	-8.83%	6.12%	10.99%
Return After Taxes on Distributions and Sale of Fund Shares	-2.13%	6.26%	10.04%
Dow Jones Islamic MarketTM World Index (reflects no deduction for fees, expenses or taxes)	-6.77%	5.69%	10.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the “Return Before Taxes” due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Advisor
Allied Asset Advisors, Inc.

Portfolio Manager
Bassam Osman, Chairman of the Advisor, has been the portfolio manager of the Fund since 2000.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares any business day by written request via mail (Iman Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1‑888-FUNDS-85 (1-888-386-3785), or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular accounts	$250	$50
IRA accounts (Traditional, Roth, SEP and Simple IRAs)	$100	$50
Coverdell Education Savings Accounts	$100	$50

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may compensate the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.